                     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2015

VOCERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)
(408) 882-5100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 2, 2015, Vocera Communications, Inc. (the “Company”) held its 2015 Annual Meeting at which the Company’s stockholders (i) elected the three Class III directors identified in the table below, each to serve until the third annual meeting of stockholders following the 2015 Annual Meeting and until a successor has been elected and qualified or until an earlier resignation or removal and (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Set forth below are the final voting tallies for the Company’s 2015 Annual Meeting:

Proposal: Election of Directors	For	Withheld	Broker Non-Vote
Robert J. Zollars	17,537,624	3,536,324	2,039,210
John N. McMullen	18,531,441	2,542,507	2,039,210
Sharon L. O’Keefe	18,407,343	2,666,605	2,039,210

Proposal:	For	Against	Abstain	Broker Non-Vote
Ratification of independent auditor	22,871,557	12,433	229,168	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: June 4, 2015	By:	/s/ Jay M. Spitzen
Jay M. Spitzen
General Counsel and Corporate Secretary